SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) October 7, 2004

Inverness Medical Innovations, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-16789	04-3565120
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

51 Sawyer Road, Suite 200, Waltham, Massachusetts 02453
(Address of principal executive offices)

Registrant’s telephone number, including area code: (781) 647-3900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01    OTHER EVENTS

A copy of our press release entitled “Inverness Medical Innovations Updates Acon Laboratories Litigation,” dated October 7, 2004 is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

c)

Exhibits. The following exhibits are filed with this document.

Exhibit Number	Description

99.1	Press Release dated October 7, 2004, entitled “Inverness Medical Innovations Updates Acon Laboratories Litigation “

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVERNESS MEDICAL INNOVATIONS, INC.

	BY:	/s/ Jay McNamara
Jay McNamara
Associate General Counsel & Assistant Secretary

Dated: October 7, 2004

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated October 7, 2004 entitled “Inverness Medical Innovations Updates Acon Laboratories Litigation”